Exhibit 24

DIRECTOR'S POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 5th day of February, 2001.

WITNESS:

BY/s/Deborah J. Long
Deborah J. Long

/s/ William J. Cabaniss, Jr.
William J. Cabaniss, Jr.
Director

DIRECTOR'S POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 5th day of February, 2001.

WITNESS:

BY/s/Deborah J. Long
Deborah J. Long

/s/ Drayton Nabers, Jr.
Drayton Nabers, Jr.
Director

DIRECTOR'S POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 5th day of February, 2001.

WITNESS:

BY/s/Deborah J. Long
Deborah J. Long

/s/ John J. McMahon, Jr.
John J. McMahon, Jr.
Director

DIRECTOR'S POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 5th day of February, 2001.

WITNESS:

BY/s/Deborah J. Long
Deborah J. Long

/s/ A. W. Dahlberg
A. W. Dahlberg
Director

DIRECTOR'S POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 5th day of February, 2001.

WITNESS:

BY/s/Deborah J. Long
Deborah J. Long
/s/ Ronald L. Kuehn, Jr.
Ronald L. Kuehn, Jr.
Director

DIRECTOR'S POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 5th day of February, 2001.

WITNESS:

BY/s/Deborah J. Long
Deborah J. Long
/s/ James S. M. French
James S. M. French
Director

DIRECTOR'S POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 5th day of February, 2001.

WITNESS:

BY/s/Deborah J. Long
Deborah J. Long
/s/ Robert A. Yellowlees
Robert A. Yellowlees
Director

DIRECTOR'S POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 5th day of February, 2001.

WITNESS:

BY/s/Deborah J. Long
Deborah J. Long

/s/ John D. Johns
John D. Johns
Director

DIRECTOR'S POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 5th day of February, 2001.

WITNESS:

BY/s/Deborah J. Long
Deborah J. Long

/s/ Donald M. James
Donald M. James
Director

DIRECTOR'S POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 5th day of February, 2001.

WITNESS:

BY/s/Deborah J. Long
Deborah J. Long

/s/ J. Gary Cooper
J. Gary Cooper
Director

DIRECTOR'S POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director of Protective Life Corporation, a Delaware corporation (the “Company”), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Drayton Nabers, Jr., John D. Johns, Deborah J. Long, or Jerry W. DeFoor, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 5th day of February, 2001.

WITNESS:

BY/s/Deborah J. Long
Deborah J. Long

/s/ H. Corbin Day
H. Corbin Day
Director